UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2020 (November 17, 2020)

Better World Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39698	85-2448447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

733 Third Avenue

New York, New York 10017

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 450-9700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Common Stock and one Redeemable Warrant	BWACU	The Nasdaq Stock Market LLC

Common Stock, par value $0.0001 per share	BWAC	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Common Stock for $11.50 per share	BWACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 17, 2020, Better World Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 11,000,000 units (the “Units”). Each Unit consists of one share of common stock of the Company, par value $0.0001 per share (“Common Stock”) and one redeemable warrant of the Company (each warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one share of Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $110,000,000.

On November 17, 2020, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of 4,800,000 warrants (the “Placement Warrants”) to BWA Holdings LLC, the Company’s sponsor (the “Sponsor”) and EarlyBirdCapital, Inc. (“EBC”) (3,975,000 Placement Warrants to the Sponsor and 825,000 to EBC) at a purchase price of $1.00 per Placement Warrant, generating gross proceeds to the Company of $4,800,000.

In connection with the IPO, the underwriters were granted a 45-day option from the date of the prospectus (the “Over-Allotment Option”) to purchase up to 1,650,000 additional units (the “Over-Allotment Units”) to cover over-allotments, if any. On November 19, 2020, the underwriters purchased an additional 1,618,600 Over-Allotment Units pursuant to the partial exercise of the Over-Allotment Option, and cancelled the remainder of the Over-Allotment Option. The Over-Allotment Units were sold at an offering price of $10.00 per Over-Allotment Unit, generating aggregate additional gross proceeds of $16,186,000 to the Company. In connection with the cancellation of the remainder of the Over-Allotment Option, the Company cancelled an aggregate of 7,850 shares of common stock issued to the Sponsor prior to the IPO. Simultaneously with the consummation of the Over-Allotment Option, the Company completed the private sale of an additional 485,580 Placement Warrants to the Sponsor and EBC (402,121 Placement Warrants to the Sponsor and 83,459 to EBC), generating gross proceeds to the Company of $485,580.

A total of $127,447,860, comprised of $122,162,280 of the proceeds from the IPO and $5,285,580 of the proceeds from the private sales, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of November 17, 2020 reflecting the receipt of the proceeds upon the consummation of the IPO and the Private Placement (but not including the proceeds from the sale of the Over-Allotment Units and the concurrent private placement) has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of November 17, 2020.
99.2	Press Release, dated November 22, 2020.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better World Acquisition Corp.

	By:	/s/ Rosemary L. Ripley
		Name:	Rosemary L. Ripley
		Title:	Chief Executive Officer

Dated: November 23, 2020

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